                                                                    Exhibit 99.3
                             LETTER OF TRANSMITTAL

                    USTeleCenters, Inc. into View Tech, Inc.

                PLEASE READ AND FOLLOW THE INSTRUCTIONS ATTACHED
                         TO THIS LETTER OF TRANSMITTAL


TO:      U.S. STOCK TRANSFER CORPORATION
         1745 GARDENA AVENUE, SUITE 200
         GLENDALE, CALIFORNIA  91204-2991
         (818) 502-1404

Dear Sir:

         Pursuant to the terms of the Agreement and Plan of Merger dated September 5, 1996, by and among View Tech, Inc., a California corporation, ("View Tech"), View Tech Acquisition, Inc., a Delaware corporation, and USTeleCenters, Inc., a Massachusetts corporation ("UST"), the undersigned hereby delivers to you the certificates for Common Stock of UST (formerly known as New England Telecenters, Inc.) listed below to be exchanged for a certificate of View Tech Common Stock on the basis of ______ shares of View Tech Common Stock for each former UST share (the "Conversion Ratio"), and appoints you as the lawful attorney-in-fact of the undersigned, with full power of substitution, to effect such transfer on the books of UST and View Tech.

         The undersigned understands that in lieu of receiving a fractional share by virtue of the Conversion Ratio, all fractional shares will be rounded up to the nearest full share of View Tech Common Stock. Please issue a certificate for all full shares of View Tech Common Stock to which the undersigned is entitled, in the name(s) of the undersigned, and deliver the same by mail to the undersigned's address of record.

-----------------------------------------------------------------------------------------------------------------------
   Name and Address of Holder and Number of        Certificates for Common Stock of UST (formerly known as
     Shares Held of Record as shown on the            New England Telecenters, Inc.) Being Surrendered
                Records of UST                                 (Please type or print legibly)
-----------------------------------------------------------------------------------------------------------------------
                                                      Certificate Number               Number of Shares
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                 (Attach rider if necessary)
-----------------------------------------------------------------------------------------------------------------------

Please issue a single certificate (unless otherwise directed by written instructions attached hereto) to the holder(s) listed above (unless otherwise directed by written instructions attached hereto) for the shares of View Tech Common Stock to which the undersigned is entitled.

   FILL IN ONLY IF THE ISSUANCE OF MAILING IS TO BE MADE IN A NAME OR TO AN
          ADDRESS OTHER THAN THE NAME AND ADDRESS SET FORTH ABOVE
                      (Please type or print legibly)

--------------------------------------------------------------------------------------------------------

           SPECIAL ISSUANCE INSTRUCTIONS                           SPECIAL MAILING INSTRUCTIONS
                (See Instruction 4)                                    (See Instruction 5)
                     Issue to:                                               Mail to:


Name_____________________________________________      Name_____________________________________________


Address__________________________________________      Address__________________________________________
        (Number)              (Street)                         (Number)             (Street)

_________________________________________________      _________________________________________________
        (City)        (State)      (Zip Code)                  (City)       (State)       (Zip Code)

--------------------------------------------------------------------------------------------------------



[ ] Check here if you have lost UST share certificates, so that U.S. Stock Transfer Corporation may initiate replacement procedures.

================================================================================
                                   SIGN HERE

                    (SEE INSTRUCTIONS 3 AND 7 REGARDING THE
                     SIGNING OF THIS LETTER OF TRANSMITTAL)


          The undersigned represents that the undersigned has authority to deliver the enclosed USTeleCenters, Inc. (formerly known as New England Telecenters, Inc.) certificates and transfer the shares represented thereby, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will upon request execute any additional documents necessary to complete the cancellation of such certificates.

          All authority herein conferred shall survive the death or incapacity of the undersigned and any obligations or rights of the undersigned hereunder shall be binding upon and accrue to the heirs, personal representatives, successors and assigns of the undersigned.

                      TRANSMITTING STOCKHOLDER(S) SIGN HERE

X______________________________________________________________________________


X______________________________________________________________________________

Signature(s) of holder(s) of record must be signed by holder(s) of record exactly as name(s) appear on certificate(s).


Date_______________________________________________________________________1996

                             GUARANTEE OF SIGNATURES
          (Signatures must be guaranteed if required by Instruction 4)

_______________________________________________________________________________
                                     (Firm)


By:____________________________________________________________________________
                         (Authorized Signature and Title)
===============================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THE FOLLOWING MIGHT RESULT IN BACKUP WITHHOLDING OF 31% OF ANY FUTURE DIVIDEND PAYMENTS MADE TO YOU. SEE INSTRUCTION 8.


-----------------------------------------------------------------------------------------------------------
                AUTHORIZED SIGNATURE - SEE INSTRUCTIONS 3 AND 7
-----------------------------------------------------------------------------------------------------------
SUBSTITUTE                        Part 1 -- Please provide your TIN in           Social security number
                                  the box at right and certify by signing   or_____________________________
FORM W-9                          and dating below                          Employer identification number
                                  -------------------------------------------------------------------------
                                  Part 2 -- Check the box if you are not subject to withholding under the provisions of section 3406(a)(1)(C) of the Internal revenue Code because
                                  (1) you have not been notified that you are subject to backup
Department of the Treasury        withholding as a result of failure to report all interest or dividends
Internal Revenue Service          or (2) the Internal Revenue Service has notified you that you are no
                                  longer subject to backup withholding                                  [ ]
                                  -------------------------------------------------------------------------
                                  CERTIFICATION:  UNDER PENALTY OF                           Part 3 --
Payer's Request for Taxpayer      PERJURY, I CERTIFY THAT THE INFORMATION                  Awaiting TIN
Identification Number (TIN)       PROVIDED ON THIS FORM IS TRUE, CORRECT,
                                  AND COMPLETE                                                  [ ]

                                  Signature                       Date
                                           ----------------------      -----------------
===========================================================================================================

     THE SPACES BELOW ARE TO BE LEFT BLANK -- (FOR EXCHANGE AGENT USE ONLY)

---------------------------------------------------------------------------------
  Batch #          USTeleCenters, Inc.                           View Tech, Inc.
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                      Date        Accepted By     Certificate    Date Mailed
                    Received                         Number
---------------------------------------------------------------------------------

=================================================================================

                                  INSTRUCTIONS

  (For Surrendering Certificates Which Formerly Represented Shares of Common Stock of USTeleCenters, Inc. (formerly known as New England Telecenters, Inc.))


         0.0.7 GENERAL. In accordance with the Agreement and Plan of Merger dated September 5, 1996 (the "Merger Agreement") by and among View Tech, Inc., a California corporation ("View Tech"), View Tech Acquisition, Inc., a Delaware corporation, and USTeleCenters, Inc. (formerly known as New England Telecenters, Inc.), a Massachusetts corporation ("UST"), each stockholder of UST has become entitled, upon presentation and surrender of the certificates formerly representing his shares of UST Common Stock, to receive a certificate representing shares of View Tech Common Stock based on an exchange ratio of
 .25293 shares of View Tech Common Stock for each share of UST Common Stock. This Letter of Transmittal, completed and signed, must be used in connection with all exchanges of UST Stock Certificates for View Tech Stock Certificates as provided in the Merger Agreement. The method of delivery of UST (formerly known as New England Telecenters, Inc.) Stock Certificates is at the election and risk of surrendering stockholders, but if sent by mail, it is recommended that registered mail, properly insured, be used. Transmit your UST Stock Certificates and other required documents to U.S. Stock Transfer Corporation (the "Exchange Agent") at 1745 Gardena Avenue, Suite 200, Glendale, California 91204-2991. A return envelope is enclosed for your convenience.

         0.0.8 FRACTIONAL SHARES. No fractional shares of View Tech Common Stock will be issued. Fractional interests in such Stock will be rounded up to the nearest whole share of View Tech Common Stock.

         0.0.9 SIGNING OF THE LETTER OF TRANSMITTAL. If this Letter of Transmittal or substitute Form W-9 included on the Letter of Transmittal is signed by the record holder(s) of the UST Stock Certificate(s) being surrendered, the signature(s) must correspond with the name(s) written on the face of the UST Stock Certificate(s) being surrendered. If the transmitted UST Stock Certificate(s) are owned of record by two or more joint owners, all such owners must sign. If more than one UST Stock Certificate is being surrendered and those Stock certificates are registered in different forms of the name of any person signing the Letter of Transmittal (e.g. "John Smith" on one certificate and "J. Smith" on another), it will necessary for such person to sign the Letter of Transmittal and the Substitute Form W-9 in each way in which the stock certificates are registered. When signing as agent, attorney, administrator, executor, guardian, trustee or in any other fiduciary or representative capacity, or as an officer on behalf of a corporation, please give your full title as such.

         0.0.10  TRANSFER INSTRUCTIONS.

                 0.0.10.0.0.1 Change of Ownership. If the certificate(s) representing View Tech Common Stock are to be issued in the name of someone other than the record holder(s) of the UST Certificate(s) being surrendered, please complete the Special Issuance block on the Letter of Transmittal and follow each of the instructions set forth in subparagraphs (i) and (ii) below:

                 (0.0.10.0.0.1.1                   Endorsement.  The UST
                 Certificate(s) must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the record holder of such Certificate(s) to the person who is to receive the certificates representing the View Tech Common Stock. The signature of the record holder on the endorsement or stock powers must correspond with the name as written upon the face of the Certificate(s) in every particular (and must be guaranteed in the space below the signature line on the Letter of Transmittal by an eligible guarantor institution with membership in an approved signature guarantee Medallion program including UST).

                 (0.0.10.0.0.1.2                   Taxes.  In the event that
                 any transfer or other taxes become payable by reason of the issuance of any certificates representing the View Tech Common Stock in any name other than the record holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable or such amount of such tax may be deducted by the Exchange Agent from the amount to be paid. Expect as otherwise provided in this Instruction 4(a)(ii), it will not be necessary for transfer tax stamps to be affixed to the UST Certificate(s) transmitted with the Letter of Transmittal.

                 0.0.10.0.0.2 Correction of or Change of Name. For a correction of name or for a change in name which does not involved a change of ownership, please complete the Special Issuance block on the Letter of Transmittal and proceed as follows: For a change in name by marriage, etc., the UST Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mary Jones," with the endorsement signature guaranteed as described in Instruction 4(a)(i) above. For a correction in name, the UST Certificate(s) should be endorsed, e,g. "James E. Brown, incorrectly inscribed as J.E. Brown," with the endorsement signature guaranteed as described in instruction 4(a)(i) above.

         0.0.11 SPECIAL MAILING INSTRUCTIONS. Unless instructions to the contrary are given in the Special Mailing block on the Letter of Transmittal the certificate(s) representing shares of View Tech Common Stock will be mailed to the address shown as that of the holder of record on the records of UST on the close of business _________ __, 1996.

         0.0.12  SINGLE CERTIFICATE ISSUED UNLESS CONTRARY INSTRUCTIONS.
Unless a surrendering former UST stockholder attaches written instructions to the contrary to this Letter of Transmittal, a single certificate will be issued and will represent all the shares of View Tech Common Stock to which said stockholder is entitled.

         0.0.13 SUPPORTING EVIDENCE. If the Letter of Transmittal, an endorsement of the UST certificate(s), the Substitute Form W-9, or a stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal and the UST Certificate(s) and any stock powers, documentary evidence of the appointment and authority to act in such capacity (including court orders where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

         0.0.14 SUBSTITUTE FORM W-9. Each UST stockholder is required to provide U.S. Stock Transfer Corporation with correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, included on the Letter of Transmittal, to sign and date said form, and to indicate that the stockholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to sign and date the form on and to provide the information on the form might subject the stockholder to 31% Federal income tax withholding on any subsequent payment of dividends by View Tech. The box on Part 3 of the form may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.

         0.0.15 MISCELLANEOUS. View Tech shall have the absolute right to reject any or all deposits which are not in proper form or certificates formerly representing UST Shares or to waive any irregularities or conditions of such deposits. All questions with respects with respect to the Letter of Transmittal and the form and manner of deposit will be determined by View Tech, which determination shall be final and binding.

         0.0.16 REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of this Letter of Transmittal may be obtained from, U.S. Stock Transfer Corporation at
(818)502-1404.